Other Payables and Accruals (Details) - USD ($) $ in Thousands		Sep. 30, 2017	Sep. 30, 2016
Accounts Payable/Other Payables and Accruals [Abstract]
Accrued employee benefits		$ 42	$ 44
Other payables		100	152
Total	[1]	$ 142	$ 195

[1]	All of the VIE's assets can be used to settle obligations of their primary beneficiary. Liabilities recognized as a result of consolidating these VIEs do not represent additional claims on the Company's general assets (Note 3).